Exhibit 3.1

EXECUTION VERSION

EIGHTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BIT9, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Bit9, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.                                      That the name of this corporation is Bit9, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on December 19, 2002 under the name Bit 9, Inc.

2.                                      That the Certificate of Incorporation of this corporation was amended and restated on December 16, 2004, was further amended by certificates of amendment on March 8, 2005 and April 21, 2005, was amended and restated on May 24, 2006, was amended and restated on October 11, 2007, was further amended by certificates of amendment on May 30, 2008 and July 30, 2008, was amended and restated on May 21, 2010, was further amended by a certificate of amendment on October 22, 2010, was amended and restated on April 4, 2011, was further amended and restated on July 12, 2012, was further amended by a certificate of amendment on August 12, 2013, was further amended and restated on February 10, 2014, and was further amended by certificates of amendment on March 2, 2015, June 11, 2015 and August 13, 2015, (the February 10, 2014 amendment and restatement, as so amended, the “Seventh Amended and Restated Certificate of Incorporation”).

3.                                      By vote of the Board of Directors of this corporation on September 29, 2015, a resolution was duly adopted, pursuant to Section 245 of the General Corporation Law, setting forth a proposed further amendment and restatement of the Seventh Amended and Restated Certificate of Incorporation (and any and all prior amendments thereto), and declaring the proposed further amendment and restatement advisable and in the best interests of this corporation and its stockholders.  The stockholders of this corporation duly approved and adopted the proposed further amendment and restatement of the Seventh Amended and Restated Certificate of Incorporation by written consent in accordance with Sections 228, 242 and 245 of the General Corporation Law (the “Eighth Amended and Restated Certificate of Incorporation”).

4.                                      The Seventh Amended and Restated Certificate of Incorporation, as so amended and restated, is entitled the Eighth Amended and Restated Certificate of Incorporation of Bit9, Inc. and reads in its entirety as follows:

FIRST:  The name of this corporation is Bit9, Inc. (the “Corporation”).

SECOND:  The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH:  The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 116,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 86,543,191 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 9,274,872 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.  Unless otherwise indicated, references to “Sections” or “Subsections” in this Article refer to sections and subsections of this Article FOURTH.

A.                                    COMMON STOCK

1.                                              General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein and as may be designated by resolution of the Board of Directors of the Corporation with respect to any series of Preferred Stock as authorized herein.

2.                                              Voting.  The holders of Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that except as otherwise required by the General Corporation Law, holders of Common Stock shall not be entitled to vote on any amendment to this Eighth Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this Eighth Amended and Restated Certificate of Incorporation or pursuant to the General Corporation Law.  There shall be no cumulative voting.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Eighth Amended and Restated Certificate of Incorporation) the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

B.                                    PREFERRED STOCK

Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein.

C.                                    SERIES A REDEEMABLE STOCK, SERIES B PREFERRED STOCK, SERIES C PREFERRED STOCK, SERIES D PREFERRED STOCK, SERIES E PREFERRED STOCK, SERIES E-1 PREFERRED STOCK AND SERIES F PREFERRED STOCK.

1.                                              Series A Redeemable Stock.  The Series A Redeemable Stock shall be non-voting and shall have no antidilution, redemption or other rights except (i) the Series A Redeemable Stock shall have the right to be redeemed in a liquidation as set forth herein, (ii) if the Corporation declares, pays or sets aside any dividends on shares of Common Stock, the shares of Series A Redeemable Stock shall have the right to simultaneously receive a dividend in the same form and amount as received by the shares of Common Stock and (iii) the Series A Redeemable Stock shall be converted into Common Stock in accordance with Section 6 hereof (but shall not be otherwise convertible into Common Stock or any other series of Preferred Stock).  The number of authorized shares of Series A Redeemable Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

2.                                              Dividends.  The Corporation shall not declare, pay or set aside any dividends on any shares of capital stock of the Corporation (other than dividends on shares of Common Stock payable solely in shares of Common Stock) unless the holders of the Convertible Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Convertible Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that amount per share of Convertible Preferred Stock as would equal the product of (1) the dividend payable on each share of such series of Convertible Preferred Stock, determined as if all such shares of such series of Convertible Preferred Stock had been converted into Common Stock, multiplied by (2) the number of shares of Common Stock issuable upon conversion of a share of such series of Convertible Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, an amount per share of Convertible Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such share of such class or series of capital stock) and multiplying such fraction by an amount equal to the Applicable Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Convertible Preferred Stock pursuant to this Section 2 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Convertible Preferred Stock dividend.  The “Series B Original Issue Price” shall mean $0.415266 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.  The “Series C Original Issue Price” shall mean $0.944 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series C Preferred Stock.  The “Series D Original Issue Price” shall mean $2.9891 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock.  The “Series E Original Issue Price” shall mean $4.01 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series E Preferred Stock.  The “Series E-1 Original Issue Price” shall mean $4.01 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series E-1 Preferred Stock.  The “Series F Original Issue Price” shall mean $5.93 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series F Preferred Stock.  The Series B Original Issue Price, in the case of the Series B Preferred Stock, the Series C Original Issue Price, in the case of the Series C Preferred Stock, the Series D Original Issue Price, in the case of the Series D Preferred Stock, the Series E Original Issue Price, in the case of the Series E Preferred Stock, the Series E-1 Original Issue Price, in the case of the Series E-1 Preferred Stock, and the Series F Original Issue Price, in the case of Series F Preferred Stock are individually or collectively, as applicable, referred to herein as the “Applicable Original Issue Price.”

3.                                      Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

(a)                                 Preferential Payments to Holders of Preferred Stock and Participants in the Management Incentive Plan.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (i) the holders of shares of Convertible Preferred Stock then outstanding shall be entitled, on a pari passu basis, to be paid out of the assets available for distribution to the Corporation’s stockholders by reason of their ownership thereof, an amount per share equal to (1) with respect to the Series B Preferred Stock, two and two tenths times (2.2X) the then current Series B Original Issue Price (rounded to the nearest one hundredth), plus any dividends declared but unpaid thereon (the “Series B Preference Amount”), (2) with respect to the Series C Preferred Stock, one and two tenths times (1.2X) the then current Series C Original Issue Price (rounded to the nearest one hundredth), plus any dividends declared but unpaid thereon (the “Series C Preference Amount”), (3) with respect to the Series D Preferred Stock, the then current Series D Original Issue Price, plus any dividends declared but unpaid thereon (the “Series D Preference Amount”), (4) with respect to the Series E Preferred Stock, the then current Series E Original Issue Price, plus any dividends declared but unpaid thereon (the “Series E Preference Amount”), (5) with respect to the Series E-1 Preferred Stock, twenty-one one hundredths times (0.21X) the then current Series E-1 Original Issue Price, plus any dividends declared but unpaid thereon (the “Series E-1 Preference Amount”) or (6) with respect to the Series F Preferred Stock the then current Series F Original Issue Price, plus any dividends declared but unpaid thereon (the “Series F Preference Amount”); (ii) the holders of shares of Series A Redeemable Stock then outstanding shall be entitled to be redeemed by payment out of the assets available for distribution to the Corporation’s stockholders by reason of their ownership thereof, an amount per share equal to the Series A Redemption Amount (as defined below); and (iii) an amount equal to the Management Bonus Amount (as defined below), if such Management Bonus Amount has not been previously satisfied as of such time, shall be funded to the Management Incentive Plan (as defined below) out of the assets available for distribution to the Corporation’s stockholders in each case, on par with one another, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Convertible Preferred Stock.  If upon any such liquidation, dissolution or winding up of the Corporation the assets available for distribution to the Corporation’s stockholders shall be insufficient to pay the holders of shares of Convertible Preferred Stock and Series A Redeemable Stock the full amount to which they shall be entitled pursuant to this Subsection 3(a) and, if applicable, fund the Management Bonus Amount to the Management Incentive Plan, then, (i) the holders of shares of Convertible Preferred Stock shall share ratably in any distribution of the assets available for distribution to the Corporation’s stockholders, in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full, (ii) the Management Bonus Amount shall be funded to the Management Incentive Plan and (iii) the holders of Series A Redeemable Stock shall receive the Series A Redemption Amount.

(b)                                 Founder Bonus Plan.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of the aggregate Series B Preference Amount, the aggregate Series C Preference Amount, the aggregate Series D Preference Amount, the aggregate Series E Preference Amount, the aggregate Series E-1 Preference Amount, the aggregate Series F Preference Amount, the aggregate Series A Redemption Amount and, if applicable, the Management Bonus Amount pursuant to Subsection 3(a), an amount equal to the Founder Bonus Amount, as defined below (or such lesser amount as remains available for distribution if only a lesser amount remains available for distribution), shall be funded to the Founder Bonus Plan out of the assets available for distribution to the Corporation’s stockholders, before any payment shall be made to the holders of Common Stock.

(c)                                  Distribution of Remaining Assets.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of (i) the aggregate Series B Preference Amount, the aggregate Series C Preference Amount, the aggregate Series D Preference Amount, the aggregate Series E Preference Amount, the aggregate Series E-1 Preference Amount, the aggregate Series F Preference Amount, the aggregate Series A Redemption Amount and, if applicable, the Management Bonus Amount pursuant to Subsection 3(a), (ii) the Founder Bonus Amount pursuant to Subsection 3(b) and (iii) the payment to any other class or series of stock of the Corporation ranking on liquidation senior to the Common Stock, the remaining assets of the Corporation available for distribution to the Corporation’s stockholders shall be distributed among the holders of the shares of Convertible Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of this Eighth

Amended and Restated Certificate of Incorporation immediately prior to such dissolution, liquidation or winding up of the Corporation.

(d)                                 Definitions.  For purposes of this Subsection 3, the following definitions shall apply:

(i)                                     “Founder Bonus Amount” shall mean $399,998.61.

(ii)                                  “Founder Bonus Plan” shall mean the Founder Bonus Plan established by the Board of Directors for the benefit of the founders of the Corporation.

(iii)                               “Gross Proceeds” shall mean the aggregate proceeds from any Deemed Liquidation Event payable to (a) the Corporation’s stockholders in respect of their shares of capital stock of the Corporation and/or (b) the Corporation.

(iv)                              “Employee Option Plan” shall mean the 2010 Series A Option Plan established by the Board of Directors for the benefit of employees of the Corporation as may be amended from time to time, pursuant to which options exercisable for the purchase of Series A Redeemable Stock may be issued.

(v)                                 “Management Bonus Amount” shall have the meaning set forth in the Management Incentive Plan.

(vi)                              “Management Incentive Plan” shall mean the Amended and Restated Management Incentive Plan established by the Board of Directors for the benefit of management of the Corporation as amended from time to time.

(vii)                           “Pre-IPO Valuation” shall mean, with respect to an Unrestricted IPO, the pre-offering equity valuation of the Corporation.

(viii)                        “Series A Aggregate Incentive Amount” shall mean the Series A Target Percentage multiplied by the Gross Proceeds.

(ix)                              “Series A Redemption Amount” shall mean the quotient of (1) the Series A Aggregate Incentive Amount divided by (2) the sum of (A) the shares of Series A Redeemable Stock issued and outstanding and (B) the number of shares of Series A Redeemable Stock underlying then-outstanding vested stock options.

(x)                                 “Series A Target Percentage” shall mean the percentage set forth next to the applicable dollar amount in the table below:

Gross Proceeds (in millions) OR Pre-IPO Valuation (in millions):	Series A Target Percentage:
< $20	0%
$20 to $29.99	0%
$30 to $34.99	0.8%
$35 to $49.99	1.5%
$50 to $59.99	2.6%
$60 to $69.99	2.8%
$70 to $79.99	3.1%
$80 to $89.99	3.3%
$90 to $99.99	3.5%
Over $100	4.4%

(xi)                              “Unrestricted IPO” shall mean the closing of the sale of shares of Common Stock to the public in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.

(e)                                  Deemed Liquidation Events.

(i)                                     The following events shall be deemed to be a liquidation of the Corporation for purposes of this Subsection 3 (a “Deemed Liquidation Event”), unless the holders of at least fifty-five (55%) of the then outstanding shares of Convertible Preferred Stock, voting together as a single class and on an as-converted basis, elect otherwise by written notice given to the Corporation at least five (5) days prior to the effective date of any such event:

(A)                               a merger or consolidation in which

(I)                                   the Corporation is a constituent party or

(II)                              a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary of the Corporation in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted or exchanged for shares of capital stock which represent, immediately following such merger or consolidation at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 3(e)(i), all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged);

(B)                               the sale, lease, license, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, except where such sale, lease, license, transfer or other disposition is to a wholly owned subsidiary of the Corporation; or

(C)                               the closing of the transfer, in one transaction or a series of related transactions, to a person or group of affiliated persons, of the Corporation’s securities if, after such closing, such person or group of affiliated persons hold more than fifty percent (50%) of the outstanding voting stock of the Corporation, provided, however, that a transaction shall not constitute a Deemed Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately prior to such transaction.  Notwithstanding anything herein to the contrary, neither the sale of shares of capital stock of the Corporation effected primarily for equity financing purposes nor the sale or transfer by a stockholder to (1) any affiliate of such stockholder or (2) to any other stockholder shall qualify as a Deemed Liquidation Event.

(ii)                                  The Corporation shall not have the power to effect any transaction constituting a Deemed Liquidation Event pursuant to Subsection 3(e)(i)(A)(I) above unless the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 3(a), 3(b) and 3(c) above.

(iii)                               In the event of a Deemed Liquidation Event pursuant to Subsection 3(e)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the General Corporation Law within 60 days after such Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Convertible Preferred Stock no later than the 60th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such shares of Convertible Preferred Stock, and (B) if the holders of at least fifty-five percent (55%) of the then outstanding shares of Convertible Preferred Stock, voting together as a single class and on an as-converted basis, so request in a written instrument delivered to the Corporation not later than 75 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) together with any other assets of the Corporation available for distribution to its stockholders (the “Net Proceeds”) to, on the 90th day after such Deemed Liquidation Event (the “Liquidation Redemption Date”), (1) redeem all outstanding shares of Convertible Preferred Stock at a price per share equal to the Series B Preference Amount, Series C Preference Amount, Series D Preference Amount, Series E Preference Amount, Series E-1 Preference Amount or Series F Preference Amount (each a “Preference Amount”), as applicable, (2) redeem all outstanding shares of Series A Redeemable Stock at a price per share equal to the Series A Redemption Amount and (3) fund the Management Bonus Amount to the Management Incentive Plan if such Management Bonus Amount has not been previously satisfied as of such time.  Notwithstanding the foregoing, in the event of a redemption and payment pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all outstanding shares of Convertible Preferred Stock and Series A Redeemable Stock and, if applicable, fund the Management Bonus Amount, or if the Corporation does not have sufficient available funds to effect such redemption or make the payment, the Corporation shall fund the Management Bonus Amount to the Management Incentive Plan, redeem the Series A Redeemable Stock for the Series A Redemption Amount and redeem a pro rata portion of each holder’s shares of Convertible Preferred Stock to the fullest extent of such Net Proceeds or such legally available funds, as the case may be, and, where such redemption or payment is limited by the amount of legally available funds, the Corporation shall redeem the remaining shares of Preferred Stock to have been redeemed and make any remaining allocation of the Management Bonus Amount to the Management Incentive Plan as soon as practicable after the Corporation has funds available therefor.  The provisions of Subsections 7(b) through 7(f) below shall apply, with such necessary changes in the details thereof as are necessitated by the context, to the redemption of the Convertible Preferred Stock and Series A Redeemable Stock and funding of the Management Bonus Amount to the Management Incentive Plan in accordance with this Subsection 3(e)(iii).  Prior to the distribution or redemption provided for in this Subsection 3(e)(iii), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with the Deemed Liquidation Event.

(iv)                              The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity.  If the amount deemed paid or distributed under this Subsection 3(e)(iv) is made in property other than in cash, the value of such distribution shall be the fair market value of such property, determined as follows:

(A)                               For securities not subject to investment letters or other similar restrictions on free marketability,

(I)                                   if traded on a securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the thirty-day (30) period ending three (3) days prior to the closing of such transaction;

(II)                              if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty-day (30) day period ending three (3) days prior to the closing of such transaction; or

(III)                         if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(B)                               The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation)

from the market value as determined pursuant to clause (A) above so as to reflect the approximate fair market value thereof.

4.                                      Voting.

(a)                                 Generally.  On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Convertible Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter.  Except as provided by law or by the provisions of Subsection 4(b) or 4(c) below, holders of Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class and on an as-converted basis.

(b)                                 Election of Directors.

(i)                                     (y) The holders of record of a majority of the shares of the Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation (the “Preferred Directors”) and (z) the holders of record of a majority of the shares of Convertible Preferred Stock and Common Stock, voting together as a single class and on an as-converted basis, shall be entitled to elect all remaining directors of the Corporation.  Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders.  At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director.  A vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection 4(b)(i).

(ii)                                  Notwithstanding the foregoing, the holders of at least fifty-five percent (55%) of the outstanding shares of Convertible Preferred Stock, voting together as a single class and on an as-converted basis, shall have the exclusive and special right upon the occurrence of an Event of Noncompliance (as defined in Subsection 4(b)(iii) hereof), to elect the smallest number of directors such that a majority of the Board of Directors of the Corporation shall be designated by the holders of Convertible Preferred Stock, voting together as a single class on an as-converted basis, provided that at least two (2) of such directors are Preferred Directors designated and elected as set forth in Subsection 4(b)(i) above.  The special and exclusive right of the holders of the Convertible Preferred Stock to elect additional directors in accordance with this Subsection 4(b)(ii) shall continue until the Event of Noncompliance which gave rise to such right has been cured by the Corporation, subject to the revesting thereof upon the occurrence of each and every Event of Noncompliance subsequent thereto.  With respect to the special and exclusive right of holders of Convertible Preferred Stock to elect additional directors in accordance with this Subsection 4(b)(ii), the number of directors constituting the Board of Directors of the Corporation, shall, if necessary, be increased to provide a sufficient number of vacancies to permit the holders of Convertible Preferred Stock perfect their rights hereunder.  Each director elected upon an Event of Noncompliance shall be automatically and immediately removed upon the cure of such Event of Noncompliance which gave rise to such election and in the event the number of directors constituting the Board of Directors of the Corporation was increased in order to elect said director, such number of directors shall be simultaneously decreased upon the removal of said director.  In any election of directors pursuant to this Subsection 4(b)(ii), each holder of shares of Convertible Preferred Stock shall be entitled to one vote for each share of Common Stock issuable upon the conversion in full of all shares of Convertible Preferred Stock held and no holder of Convertible Preferred Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share.  The special and exclusive voting right of the holders of the Convertible Preferred Stock contained in this Subsection 4(b)(ii) may be exercised either at a special meeting of the holders of Convertible Preferred Stock called as provided below, or at any annual or special meeting of the stockholders of the Corporation, or by written consent of such holders in lieu of a meeting.  If at any time any directorship to be filled by the holders of Convertible Preferred Stock pursuant to this Subsection 4(b)(ii) has been vacant for a period of ten (10) days, the Secretary of the Corporation shall, upon the written request of the holders of record of shares representing at least twenty-five percent (25%) of the voting power of the Convertible Preferred Stock then outstanding (voting together as a single class and on an as-converted basis), call a special meeting of the holders of Convertible Preferred Stock for the purpose of electing a director or directors to fill such vacancy or vacancies.  Such meeting shall be held at the earliest practicable date at such place as is specified in the Bylaws of the Corporation.  If such meeting shall not be called by the Secretary of the Corporation within ten (10) days after personal service of said written request on him, then the holders of record of shares representing at least twenty-five percent (25%) of the voting power of the Convertible Preferred Stock then outstanding (voting together as a single class and on an as-converted basis), may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at such specified place.  Any holder of the Convertible Preferred Stock then outstanding (voting together as a single class), so designated shall have access to the stock books of the Corporation for the purpose of calling a meeting of the stockholders pursuant to these provisions.  At any meeting held for the purpose of electing directors at which the holders of Convertible Preferred Stock shall have the special and exclusive right to elect directors as provided in Subsection 4(b)(ii), the presence, in person or by proxy, of the holders of record of shares representing at least fifty-five percent (55%) of the voting power of the Convertible Preferred Stock then outstanding (voting together as a single class and on an as-converted basis) shall be required to constitute a quorum for such election.  If the holders of record of shares of the Convertible Preferred Stock, present in person or by proxy, are not sufficient to constitute a quorum, such holders shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting.  A vacancy in the directorships to be elected by the holders of the Convertible Preferred Stock pursuant to this Subsection 4(b)(ii) may be filled only by vote or written consent in lieu of a meeting of the holders of at least fifty-five percent (55%) of the outstanding shares of the Convertible Preferred Stock, acting together as set forth in this Subsection 4(b)(ii).

(iii)                               The term “Event of Noncompliance” shall mean the violation or breach by the Corporation of its obligation to make full payment on any Redemption Date with respect to a redemption of shares of Convertible Preferred Stock pursuant to Subsection 7 hereof, and the Corporation fails to cure such violation or breach within ninety (90) days of the giving of notice in writing to the Corporation by any holder or holders of the Convertible Preferred Stock so affected by such violation or breach.

(c)                                  Convertible Preferred Stock Vote.  At any time when shares of Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Eighth Amended and Restated Certificate of Incorporation, and in addition to any other vote required by law or this Eighth Amended and Restated Certificate of Incorporation, without the written consent or affirmative vote of the holders of at least fifty-five percent (55%) of the then outstanding shares of Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class and on an as-converted basis, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise:

(i)                                     Liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any Deemed Liquidation Event, or consent to any of the foregoing;

(ii)                                  Purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than as expressly authorized herein, or permit any subsidiary of the Corporation to take any such action, other than:

(A)                               Redemptions of or dividends or distributions on the Preferred Stock as expressly authorized herein;

(B)                               Dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

(C)                               Securities repurchased from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof or other than as approved by the Board of Directors of the Corporation, including the approval of the Preferred Directors; or

(D)                               Pursuant to rights of first refusal in favor of the Corporation set forth in the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement dated on or about the date hereof between the Corporation and the other parties thereto, as the same may be amended from time to time, provided such purchase or redemption has been approved by the Board of Directors of the Corporation, including the approval of the Preferred Directors;

(iii)                               Amend this Eighth Amended and Restated Certificate of Incorporation or the Corporation’s Bylaws, whether by merger, consolidation or otherwise, so as to amend, alter, waive or repeal the powers, preferences or special rights of the Convertible Preferred Stock or Series A Redeemable Stock; provided, that in the case of an amendment, alteration, waiver or repeal adversely affecting the holders of only one series of Preferred Stock (as determined in accordance with Section 242(b)(2) of the General Corporation Law), at least a majority of the votes represented by the then issued and outstanding shares of such series of Preferred Stock also shall be required;

(iv)                              Increase or decrease (other than by conversion or as otherwise required or permitted under this Eighth Amended and Restated Certificate of Incorporation and in no event below the number of shares thereof then outstanding) the number of shares designated as Series F Preferred Stock, Series E-1 Preferred Stock, Series E Preferred Stock, Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock or Series A Redeemable Stock;

(v)                                 Create, or authorize the creation of, or issue, or authorize the issuance of, or permit any subsidiary to take any such action, any debt security (other than equipment leases or bank lines of credit) including, without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Corporation and any security of the Corporation which is a combination of debt and equity unless such debt security has received the prior approval of the Board of Directors of the Corporation, including the approval of the Preferred Directors;

(vi)                              Merge with or into or consolidate, or permit any subsidiary to merge with or into or consolidate, with any other entity (other than a merger or consolidation solely between the Corporation and one or more subsidiaries or among subsidiaries so long as no Deemed Liquidation Event results therefrom);

(vii)                           Sell, lease, transfer, license, pledge, encumber or otherwise dispose of all or substantially all of the assets of the Corporation;

(viii)                        Grant, or permit any subsidiary to grant, an exclusive license to any of the Corporation’s or any such subsidiary’s material technology or intellectual property other than in the ordinary course of business;

(ix)                              Acquire, directly or indirectly (including through a subsidiary), all or substantially all of the properties, assets or stock of any other company or entity;

(x)                                 Incur any indebtedness, or permit any subsidiary to incur any indebtedness (other than indebtedness of subsidiaries owed to the Corporation), for borrowed money in excess of $250,000 in the aggregate;

(xi)                              Increase or decrease the authorized number of directors constituting the Board of Directors of the Corporation, except for any increase in the number of members on the Board of Directors of the Corporation pursuant to Subsection 4(b)(ii), above;

(xii)                           Authorize, designate or issue any additional class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock unless the same ranks junior to the Convertible Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends and redemption rights, or increase the authorized number of shares of any additional or then existing class or series of stock unless the same ranks junior to the Convertible Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends and redemption rights;

(xiii)                        Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any subsidiary of the Corporation to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any indebtedness of any other person, firm or other entity, unless the same has been approved by the Board of Directors of the Corporation, including the approval of the Preferred Directors, and except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for the guaranties of the permitted obligations of any wholly-owned subsidiary of the Corporation;

(xiv)                       (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Convertible Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Convertible Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Convertible Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Convertible Preferred Stock in respect of any such right, preference or privilege; or

(xv)                          create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Corporation, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Corporation, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary.

(d)                                 Series E Preferred Stock Vote.  At any time when shares of Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Eighth Amended and Restated Certificate of Incorporation, and in addition to any other vote required by law or this Eighth Amended and Restated Certificate of Incorporation and notwithstanding anything to the contrary set forth in Section 8 hereof, without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of the Series E Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class and on an as-converted basis, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise: (i) reclassify, amend, alter, waive or repeal the terms of any series of  Convertible Preferred Stock such that the Convertible Preferred Stock becomes convertible or exchangeable into any security of the Corporation other than shares of Common Stock, or enter into any arrangement to do any of the foregoing, (ii) convert shares of Convertible Preferred Stock into Common Stock without the approval of the holder thereof (other than pursuant to a Qualifying Public Offering pursuant to Subsection 6(a)(i)(A) below in effect on the date hereof) or enter into any arrangement to do the foregoing pursuant to a “pay to play” provision or otherwise or (iii) reduce the amounts payable on any series of Convertible Preferred Stock pursuant to Section 3 upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event or Section 7 pursuant to any redemption  or enter into any arrangement to do the foregoing.

(e)                                  Series F Preferred Stock Vote.  At any time when shares of Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Eighth Amended and Restated Certificate of Incorporation, and in addition to any other vote required by law or this Eighth Amended and Restated Certificate of Incorporation and notwithstanding anything to the contrary set forth in Section 8 hereof, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of the Series F Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class and on an as-converted basis, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise: (i) reclassify, amend, alter, waive or repeal the terms of any series of  Convertible Preferred Stock such that the Convertible Preferred Stock becomes convertible or exchangeable into any security of the Corporation other than shares of Common Stock, or enter into any arrangement to do any of the foregoing, (ii) convert shares of Convertible Preferred Stock into Common Stock without the approval of the holder thereof (other than pursuant to a Qualifying Public Offering pursuant to Subsection 6(a)(i)(A) below in effect on the date hereof) or enter into any arrangement to do the foregoing pursuant to a “pay to play” provision or otherwise or (iii) reduce the amounts payable on any series of Convertible Preferred Stock pursuant to Section 3 upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event or Section 7 pursuant to any redemption  or enter into any arrangement to do the foregoing.

5.                                      Optional Conversion.

The holders of the Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert.

(i)                                     Each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (1) in the case of Series B Preferred Stock, the Series B Original Issue Price by the Series B Conversion Price (as defined below) in effect at the time of conversion, (2) in the case of Series C Preferred Stock, the Series C Original Issue Price by the Series C Conversion Price (as defined below) in effect at the time of conversion, (3) in the case of Series D Preferred Stock, the Series D Original Issue Price by the Series D Conversion Price (as defined below) in effect at the time of conversion, (4) in the case of Series E Preferred Stock, the Series E Original Issue Price by the Series E Conversion Price (as defined below) in effect at the time of conversion, (5) in the case of Series E-1 Preferred Stock, the Series E-1 Original Issue Price by the Series E-1 Conversion Price (as defined below) in effect at the time of conversion and (6) in the case of Series F Preferred Stock, the Series F Original Issue Price by the Series F Conversion Price (as defined below) in effect at the time of conversion.  The “Series B Conversion Price” shall initially be the Series B Original Issue Price, the “Series C Conversion Price” shall initially be the Series C Original Issue Price, the “Series D Conversion Price” shall initially be the Series D Original Issue Price, the “Series E Conversion Price” shall initially be the Series E Original Issue Price, the “Series E-1 Conversion Price” shall initially be the Series E-1 Original Issue Price and the “Series F Conversion Price” shall initially be the Series F Original Issue Price.  The Series B Conversion Price, in the case of the Series B Preferred Stock, the Series C Conversion Price, in the case of the Series C Preferred Stock, the Series D Conversion Price, in the case of the Series D Preferred Stock, the Series E Conversion Price, in the case of the Series E Preferred Stock, the Series E-1 Conversion Price, in the case of the Series E-1 Preferred Stock and the Series F Conversion Price in the case of the Series F Preferred Stock are individually or collectively, as applicable, referred to herein as the “Applicable Conversion Price.”  Such Applicable Conversion Price, and the rate at which shares of Convertible Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

(ii)                                  In the event of a notice of redemption of any shares of Convertible Preferred Stock pursuant to Subsection 7 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the applicable Redemption Price (as defined in Subsection 7 hereof) is not paid on such Redemption Date (as defined in Subsection 7 hereof), in which case the Conversion Rights for such shares shall continue until such price is paid in full.  In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Convertible Preferred Stock unless such amounts are not paid on such date fixed for payment in which case the Conversion Rights for such shares shall continue until such amount is paid in full.

(b)                                 Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.  Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Convertible Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(c)                                  Mechanics of Conversion.

(i)                                     In order for a holder of Convertible Preferred Stock to voluntarily convert shares of Convertible Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Convertible Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Convertible Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Convertible Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent.  Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.  If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing.  The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date.  The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver at such office to such holder of Convertible Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share and (ii) pay all declared but unpaid dividends on the shares of Convertible Preferred Stock converted.

(ii)                                  The Corporation shall at all times when any Convertible Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Convertible Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Eighth Amended and Restated Certificate of Incorporation.  Before taking any action which would cause an adjustment reducing the Applicable Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the applicable series of Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Applicable Conversion Price.

(iii)                               All shares of Convertible Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon.  Any shares of Convertible Preferred Stock so converted shall be retired and cancelled and shall not be reissued as shares of such series of Convertible Preferred Stock, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of such series of Convertible Preferred Stock accordingly.

(iv)                              Upon any such conversion, no adjustment to the Applicable Conversion Price shall be made for any declared but unpaid dividends on the Convertible Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

(v)                                 The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Convertible Preferred Stock pursuant to this Subsection 5.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Convertible Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(d)                                 Adjustments to Conversion Prices for Diluting Issues.

(i)                                     Special Definitions.  For purposes of this Subsection 5, the following definitions shall apply:

(A)                               “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(B)                               “Series F Preferred Stock Original Issue Date” shall mean September 30, 2015.

(C)                               “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(D)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Subsection 5(d)(iii) below, deemed to be issued) by the Corporation after the Series F Preferred Stock Original Issue Date, other than the following (“Exempted Securities”):

(I)                                   shares of Common Stock issued or deemed issued as a dividend or distribution on the Convertible Preferred Stock;

(II)                              shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 5(e) or 5(f) below (provided such dividend, stock split, split up or other distribution is coupled with an issuance of Common Stock to holders of shares of Convertible Preferred Stock in an appropriate amount);

(III)                         in the aggregate, up to 18,579,285 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

(IV)                          shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security, and after giving effect to Subsections 5(d)(iii) and 5(d)(iv) below;

(V)                               shares of Common Stock issued or issuable to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Corporation, including the Preferred Directors; or

(VI)                          in the aggregate, up to 8,800,000 shares of, or Options to acquire shares of, Series A Redeemable Stock issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors.

(ii)                                  No Adjustment of Conversion Prices.   No adjustment in the Applicable Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if: (a) the consideration per share (determined pursuant to Subsection 5(d)(v)) for such Additional Shares of Common Stock issued or deemed to be issued by the Corporation is equal to or greater than the Applicable Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock, or (b) prior to such issuance or deemed issuance, the Corporation receives written notice from the holders of at least fifty-five percent (55%) of the then outstanding shares of Convertible Preferred Stock, voting together as a single class and on an as-converted basis, agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(iii)                               Deemed Issue of Additional Shares of Common Stock.

(A)                               If the Corporation at any time or from time to time on or after the Series F Preferred Stock Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(B)                               If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Applicable Conversion Price pursuant to the terms of Subsection 5(d)(iv) below, are revised (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Applicable Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Applicable Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.  Notwithstanding the foregoing, no adjustment pursuant to this clause (B) shall have the effect of increasing the Applicable Conversion Price to an amount which exceeds the lower of (i) such Conversion Price on the original adjustment date, or (ii) such Applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(C)                               If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive Exempted Securities) the issuance of which did not result in an adjustment to the Applicable Conversion Price pursuant to the terms of Subsection 5(d)(iv) below (either because the consideration per share (determined pursuant to Subsection 5(d)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Applicable Conversion Price, as the case may be, then in effect, or because such Option or Convertible Security was issued before the Series F Preferred Stock Original Issue Date), are revised on or after the Series F Preferred Stock Original Issue Date, as the case may be (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms), to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 5(d)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.  If the change in such Option or Convertible Security causes an adjustment pursuant to this provision and such Option or Convertible Security is then further changed as a result of the adjustments made pursuant to this provision, no further adjustment shall be made hereunder as a result of the further automatic change in such Option or Convertible Security.

(D)                               Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security which resulted (either upon its original issuance or upon a revision of its term) in an adjustment to the Applicable Conversion Price pursuant to the terms of Subsection 5(d)(iv) below, the Applicable Conversion Price shall be readjusted to such Applicable Conversion Price as would have obtained had such Option or Convertible Security never been issued.

(iv)                              Adjustment of Conversion Prices Upon Issuance of Additional Shares of Common Stock.  In the event the Corporation shall at any time after the Series F Preferred Stock Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 5(d)(iii)), without consideration or for a consideration per share less than an Applicable Conversion Price in effect immediately prior to such issue, then such Applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

p= (p1ql + p2q2) ÷ (q1 + q2)

For purposes of the foregoing formula, the following definitions shall apply:

“p” shall mean the Applicable Conversion Price in effect immediately after such issue of Additional Shares of Common Stock;

“p1” shall mean the Applicable Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

“q1” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion of Convertible Securities (including the Convertible Preferred Stock) outstanding immediately prior to such issue);

“p2” shall mean the price per share of such Additional Shares of Common Stock; and

“q2” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

(v)                                 Determination of Consideration.  For purposes of this Subsection 5(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)                               Cash and Property:  Such consideration shall:

(I)                                   insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(II)                              insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(III)                         in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

(B)                               Options and Convertible Securities.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 5(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

(I)                                   the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(II)                              the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi)                              Multiple Closing Dates.  In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Applicable Conversion Price pursuant to the terms of Subsection 5(d)(iv) above, and such issuance dates occur within a period of no more than 120 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Applicable Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any adjustments as a result of any subsequent issuances within such period).

(e)                                  Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time on or after the Series F Preferred Stock Original Issue Date effect a subdivision of the outstanding Common Stock without a comparable subdivision of the Convertible Preferred Stock or combine the outstanding shares Convertible Preferred Stock without a comparable combination of the Common Stock, the Convertible Preferred Stock in effect immediately before that subdivision or combination shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series of Convertible Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding.  If the Corporation shall at any time or from time to time on or after the Series F Preferred Stock Original Issue Date combine the outstanding shares of Common Stock without a comparable combination of the Convertible Preferred Stock or effect a subdivision of the outstanding shares of the Convertible Preferred Stock without a comparable subdivision of the Common Stock, the Applicable Conversion Price in effect immediately before the combination or subdivision shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series of Convertible Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.  Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)                                   Adjustment for Certain Dividends and Distributions.  In the event the Corporation at any time or from time to time on or after the Series F Preferred Stock Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Applicable Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Applicable Conversion Price then in effect by a fraction:

(i)                                     the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii)                                  the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Applicable Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Applicable Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made with respect to the Applicable Conversion Price if the holders of Convertible Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Convertible Preferred Stock had been converted into Common Stock on the date of such event.

(g)                                  Adjustments for Other Dividends and Distributions.  In the event the Corporation at any time or from time to time on or after the Series F Preferred Stock Original Issue Date shall make or issue, or fix a record date for the determination of holders of capital stock of the Corporation entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section (C)(2) of this Article FOURTH do not apply to such dividend or distribution, then and in each such event the holders of Convertible Preferred Stock shall receive, simultaneously with the distribution to the holders of such capital stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Convertible Preferred Stock had been converted into Common Stock on the date of such event.

(h)                                 Adjustment for Merger or Reorganization, etc.  Subject to the provisions of Section C(3), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Convertible Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections (e), (f) or (g) of this Subsection 5), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Convertible Preferred Stock, as the case may be, shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Convertible Preferred Stock, as the case may be, immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Subsection 5 with respect to the rights and interests thereafter of the holders of the Convertible Preferred Stock to the end that the provisions set forth in this Subsection 5 (including provisions with respect to changes in and other adjustments of the Applicable Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Convertible Preferred Stock.

(i)                                     Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Applicable Conversion Price pursuant to this Subsection 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Convertible Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Convertible Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Applicable Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of such Convertible Preferred Stock.

(j)                                    Notice of Record Date.  In the event:

(i)                                     the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time issuable upon conversion of the Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(ii)                                  of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(iii)                               of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of Convertible Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, Deemed Liquidation Event, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, Deemed Liquidation Event, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to each series of Convertible Preferred Stock and the Common Stock.  Such notice shall be sent at least fourteen (14) days prior to the record date or effective date for the event specified in such notice, provided, however, that such notice period may be shortened upon the written consent of the holders of Convertible Preferred Stock that are entitled to such notice and that represent at least fifty-five percent (55%) of the then outstanding shares of Convertible Preferred Stock, voting together as a single class and on an as-converted basis.  Any notice required by the provisions hereof to be given to a holder of shares of Convertible Preferred Stock shall be deemed sent to such holder within five (5) days after deposited in the United States mail, postage prepaid, and addressed to such holder at his, her or its address appearing on the books of the Corporation.

6.                                      Mandatory Conversion.

(a)                                 Trigger Events.

(i)                                     Upon the earlier of (A) the closing of the sale of shares of Common Stock to the public at a price of at least $5.9782 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in aggregate gross proceeds of at least $50,000,000 to the Corporation (a “Qualifying Public Offering”) or (B), subject to Subsections 4(d) and 4(e) above, the date and time, or occurrence of an event, specified by vote or written consent of the holders of (y) at least fifty-five percent (55%) of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class and on an as-converted basis and (z) at least a majority of the then outstanding shares of Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock and Series F Preferred Stock, voting together as a single class and on an as-converted basis (such closing, date or event in accordance with clause (A) or (B), the “Convertible Preferred Stock Mandatory Conversion Date”), all outstanding shares of Convertible Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and such shares may not be reissued by the Corporation as shares of Convertible Preferred Stock.

(ii)                                  Upon an Unrestricted IPO (as defined in Subsection 3(d) above) (the “Series A Mandatory Conversion Date” and, together with the Convertible Preferred Stock Mandatory Conversion Date, as applicable, the “Mandatory Conversion Date”), each outstanding share of Series A Redeemable Stock shall automatically be converted into such number of shares of Common Stock as is equal to the quotient obtained by dividing (x) the product of (1) the Series A Target Percentage and (2) the quotient obtained by dividing (I) the Pre-IPO Valuation (as defined in Subsection 3(d) above) by (II) the price to public of a share of Common Stock in such Unrestricted IPO by (y) the sum of (1) the number of then-outstanding shares of Series A Redeemable Stock and (2) the number of shares of Series A Redeemable Stock underlying then-outstanding vested and unvested stock options.  Any shares of Series A Redeemable Stock converted into shares of Common Stock in accordance with this Section 6 may not be reissued by the Corporation as shares of Series A Redeemable Stock.

(b)                                 All holders of record of shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, pursuant to this Subsection 6.  Such notice need not be given in advance of the occurrence of such Mandatory Conversion Date.  Such notice shall be sent by first class or registered mail, postage prepaid, or given by electronic communication in compliance with the provisions of the General Corporation Law, to each record holder of Convertible Preferred Stock and Series A Redeemable Stock, as applicable.  Upon receipt of such notice, each holder of shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, shall surrender his, her or its certificate or certificates for all such shares to the Corporation (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) at the place designated in such notice, and shall thereafter receive certificates for the number of shares of

Common Stock to which such holder is entitled pursuant to this Subsection 6.  On the Mandatory Conversion Date, all outstanding shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Convertible Preferred Stock and Series A Redeemable Stock, as applicable, so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor (or a lost certificate affidavit and agreement), to receive certificates for the number of shares of Common Stock into which such Convertible Preferred Stock and Series A Redeemable Stock, as applicable, have been converted and payment of any declared but unpaid dividends thereon.  If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing.  As soon as practicable after a Mandatory Conversion Date and the surrender of the certificate or certificates for Convertible Preferred Stock and Series A Redeemable Stock, as applicable, the Corporation shall cause to be issued and delivered to such holder, or on his, her or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 5(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(c)                                  All certificates evidencing shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date.  Such converted shares of Convertible Preferred Stock and Series A Redeemable Stock, as applicable, may not be reissued as shares of Convertible Preferred Stock or Series A Redeemable Stock, as applicable, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of the applicable series of Preferred Stock or the Series A Redeemable Stock, as applicable.

7.                                      Redemption.

(a)                                 Redemption of Convertible Preferred Stock.  Shares of (i) Series B Preferred Stock and Series C Preferred Stock shall be redeemed by the Corporation out of funds available therefor at a price equal to the Applicable Original Issue Price plus all declared but unpaid dividends thereon (the “Series B & C Redemption Price”), (ii) Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be redeemed by the Corporation out of funds available therefor at a price equal to the greater of (A) the Applicable Original Issue Price plus all declared but unpaid dividends thereon and (B) the Fair Market Value (determined in the manner set forth below) of a single share of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, as applicable, as of the date of the Corporation’s receipt of a Redemption Request with respect to such Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock, as applicable (the “Series D, E & F Redemption Price”) and (iii) Series E-1 Preferred Stock shall be redeemed at a price equal to the Fair Market Value (determined in the manner set forth below) of a single share of Series E-1 Preferred Stock as of the date of the Corporation’s receipt of a Redemption Request with respect to such Series E-1 Preferred Stock (together with the Series B & C Redemption Price and the Series D, E & F Redemption Price, as applicable, the “Redemption Price”),  in each case in three (3) equal annual installments commencing sixty (60) days after receipt by the Corporation at any time on or after September 30, 2021, from (I), in the case of the Series B Preferred Stock and Series C Preferred Stock,  holders of at least fifty-five percent (55%) of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class and on an as-converted basis, or (II) in the case of the Series D Preferred Stock,  Series E Preferred Stock, Series E-1 Preferred Stock and Series F Preferred Stock, holders of at least a majority of the then outstanding shares of Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock and Series F Preferred Stock, voting together as a single class and on an as-converted basis, in each case, of written notice (the “Redemption Request”) requesting redemption of all such shares of Series B Preferred Stock and Series C Preferred Stock or all such shares of Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock and Series F Preferred Stock, as applicable (the date of each such installment being referred to as a “Redemption Date”).  On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Convertible Preferred Stock owned by each holder, that number of outstanding shares of Convertible Preferred Stock determined by dividing (x) the total number of shares of Convertible Preferred Stock outstanding immediately prior to such Redemption Date by (y) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies).  If the Corporation does not have sufficient funds available to redeem on any Redemption Date all shares of Convertible Preferred Stock to be redeemed on such Redemption Date, the Corporation shall redeem a pro rata portion of each holder’s redeemable shares of such capital stock out of funds available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds available therefor, and the applicable Redemption Price of such remaining shares shall bear interest at the fixed rate of ten percent (10%) per annum from the applicable Redemption Date until the date on which such shares are redeemed in full and such interest shall be payable quarterly in arrears, in addition to the exercise of rights in accordance with Section 4(b)(ii) hereof. For purposes of this Section 7, the “Fair Market Value” of: (i) a single share of Series D Preferred Stock shall be the value of a single share of Series D Preferred Stock as mutually agreed upon by the Corporation and the holders of a majority of the shares of Series D Preferred Stock then outstanding, and, in the event that they are unable to reach agreement, by a third-party appraiser agreed to by the Corporation and the holders of a majority of the shares of Series D Preferred Stock then outstanding; (ii) a single share of Series E Convertible Preferred Stock shall be the value of a single share of Series E Preferred Stock and Series E-1 Preferred Stock, as the case may be, as mutually agreed upon by the Corporation and the holders of a majority of the shares of Series E Convertible Preferred Stock then outstanding, and, in the event that they are unable to reach agreement, by a third-party appraiser agreed to by the Corporation and the holders of a majority of the shares of Series E Convertible Preferred Stock then outstanding; and (iii) a single share of Series F Preferred Stock shall be the value of a single share of Series F Preferred Stock as mutually agreed upon by the Corporation and the holders of a majority of the shares of Series F Preferred Stock then outstanding, and, in the event that they are unable to reach agreement, by a third-party appraiser agreed to by the Corporation and the holders of a majority of the shares of Series F Preferred Stock then outstanding.

(b)                                 Convertible Preferred Stock Redemption Notice.  Written notice of the mandatory redemption (the “Redemption Notice”) shall be mailed, postage prepaid, to each holder of record of Convertible Preferred Stock, at its post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, not less than forty (40) days prior to each Redemption Date.  Each Redemption Notice shall state:

(i)                                     the number of shares of Convertible Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

(ii)                                  the Redemption Date and the applicable Redemption Price;

(iii)                               the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Subsection 5(a)); and

(iv)                              that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Convertible Preferred Stock to be redeemed.

(c)                                  Surrender of Convertible Preferred Stock Certificates; Payment.  On or before the applicable Redemption Date, each holder of shares of Convertible Preferred Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Subsection 5 hereof, shall surrender the certificate or certificates representing such shares to the Corporation (or a lost certificate affidavit and agreement), in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired.  In the event less than all of the shares of Convertible Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Convertible Preferred Stock shall promptly be issued to such holder.

(d)                                 Rights Subsequent to Redemption of Convertible Preferred Stock.  If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the applicable Redemption Price payable upon redemption of the shares of Convertible Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Convertible Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Convertible Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates therefor (or a lost certificate affidavit and agreement).

(e)                                  Redeemed or Otherwise Acquired Shares.  Any shares of Convertible Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately canceled and shall not be reissued, sold or transferred.  Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Convertible Preferred Stock following redemption.

(f)                                   Redemption of Series A Redeemable Stock.  Shares of Series A Redeemable Stock shall only be redeemable as provided in Subsection 3 hereof.

8.                                              Waiver.  Other than Section 4(e) (or any portion thereof), any of the rights of the holders of Series F Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of Shares of Series F Preferred Stock representing at least a majority of the shares of Series F Preferred Stock then outstanding, acting as a single class.  Other than Section 4(d) (or any portion thereof), any of the rights of the holders of Series E Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of Shares of Series E Convertible Preferred Stock representing at least a majority of the shares of Series E Convertible Preferred Stock then outstanding, acting as a single class.  Any of the rights of the holders of Series D Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of shares of Series D Preferred Stock representing at least a majority of the shares of Series D Preferred Stock then outstanding, acting as a single class.  Any of the rights of the holders of Series C Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of shares of Series C Preferred Stock representing at least a majority of the shares of Series C Preferred Stock then outstanding, acting as a single class.  Any of the rights of the holders of Series B Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of shares of Series B Preferred Stock representing at least sixty-five percent (65%) of the shares of Series B Preferred Stock then outstanding, acting as a single class.  Any of the rights of the holders of Series A Redeemable Stock set forth herein may be waived by the affirmative consent or vote of the holders of shares of Series A Redeemable Stock representing at least sixty-five percent (65%) of the shares of Series A Redeemable Stock then outstanding, acting as a single class.

FIFTH:  Subject to any additional vote required by this Eighth Amended and Restated Certificate of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

SIXTH:  Subject to any additional vote required by this Eighth Amended and Restated Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

SEVENTH:  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

EIGHTH:  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide.  The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the Bylaws of the Corporation.

NINTH:  To the fullest extent permitted by the General Corporation Law, the Corporation shall provide indemnification of directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.  The Corporation shall provide such indemnification as follows:

(i)                                     Actions, Suits and Proceedings Other than by or in the Right of the Corporation.  The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed, to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(ii)                                  Actions or Suits by or in the Right of the Corporation.  The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this paragraph (ii) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.

(iii)                               Indemnification for Expenses of Successful Party. Notwithstanding any other provisions of this Article NINTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Article NINTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against such expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

(iv)                              Notification and Defense of Claim.  As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee.  After notice from the Corporation to Indemnitee of its election to so assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this paragraph (iv).  Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (A) the employment of counsel by Indemnitee has been authorized by the Corporation, (B) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (C) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article NINTH.  The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (B) above.  The Corporation shall not be required to indemnify Indemnitee under this Article NINTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent.  The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on indemnitee without Indemnitee’s written consent.  Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

(v)                                 Advance of Expenses.  Subject to the provisions of paragraph (vi) of this Article NINTH, in the event that the Corporation does not assume the defense pursuant to paragraph (iv) of this Article NINTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article NINTH, any expenses (including attorneys’ fees) incurred by or on behalf of an Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of

Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article NINTH; and further provided that no such advancement of expenses shall be made under this Article NINTH if it is determined (in the manner described in paragraph (vi)) that (A) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (B) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful.  Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

(vi)                              Procedure for Indemnification.  In order to obtain indemnification or advancement of expenses pursuant to paragraphs (i), (ii), (iii) or (v) of this Article NINTH, an Indemnitee shall submit to the Corporation a written request.  Any such advancement of expenses shall be made promptly, and in any event within thirty (30) days after receipt by the Corporation of the written request of Indemnitee, unless the Corporation determines within such 30-day period that Indemnitee did not meet the applicable standard of conduct set forth in paragraphs (i), (ii) or (v) of this Article NINTH, as the case may be.  Any such indemnification, unless ordered by a court, shall be made with respect to requests under paragraph (i) or (ii) only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in paragraphs (i) or (ii), as the case may be.  Such determination shall be made in each instance (A) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (B) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum (C) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion or (D) by the stockholders of the Corporation.

(vii)                           Remedies.  The right to indemnification or advancement of expenses as granted by this Article NINTH shall be enforceable by Indemnitee in any court of competent jurisdiction.  Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to paragraph (vi) of this Article NINTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.  Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

(viii)                        Limitations.  Notwithstanding anything to the contrary in this Article NINTH, except as set forth in paragraph (vii) of this Article NINTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article NINTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.  Notwithstanding anything to the contrary in this Article NINTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

(ix)                              Subsequent Amendment.  No amendment, termination or repeal of this Article NINTH or of the relevant provisions of the General Corporation Law or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

(x)                                 Other Rights.  The indemnification and advancement of expenses provided by this Article NINTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee.  Nothing contained in this Article NINTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article NINTH.  In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article NINTH.

(xi)                              Partial Indemnification.  If an Indemnitee is entitled under any provision of this Article NINTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

(xii)                           Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.

(xiii)                        Savings Clause.  If this Article NINTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the

Corporation, to the fullest extent permitted by any applicable portion of this Article NINTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

(xiv)                       Definitions.  Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

TENTH:  To the fullest extent permitted by applicable law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article TENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ELEVENTH:  The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity.  An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Convertible Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

TWELFTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of §291 of Title 8 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under §279 of Title 8 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

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IN WITNESS WHEREOF, this Eighth Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this 30th day of September, 2015.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIT9, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Bit9, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

FOURTH:                                     The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 121,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 86,543,191 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 9,274,872 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)                         in the aggregate, up to 23,579,285 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 21st day of December, 2015.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

3

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIT9, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Bit9, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, as amended on December 21, 2015, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware, as amended on December 21, 2015 (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

FOURTH:                                     The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 123,460,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 88,825,483 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 11,557,164  shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 13th day of January, 2016.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

3

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIT9, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Bit9, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.              That the name of this corporation is Bit9, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on December 19, 2002 under the name Bit 9, Inc.

2.              That the Certificate of Incorporation of this corporation was amended and restated on December 16, 2004, was further amended by certificates of amendment on March 8, 2005 and April 21, 2005, was amended and restated on May 24, 2006, was amended and restated on October 11, 2007, was further amended by certificates of amendment on May 30, 2008 and July 30, 2008, was amended and restated on May 21, 2010, was further amended by a certificate of amendment on October 22, 2010, was amended and restated on April 4, 2011, was further amended and restated on July 12, 2012, was further amended by a certificate of amendment on August 12, 2013, was further amended and restated on February 10, 2014, and was further amended by certificates of amendment on March 2, 2015, June 11, 2015 and August 13, 2015, was further amended and restated on September 30, 2015, was further amended by a certificate of amendment on December 21, 2015 and was further amended by a certificate of amendment on January 13, 2016  (the September 30, 2015 amendment and restatement, as amended, the “Eighth Amended and Restated Certificate of Incorporation”).

3.              The Eighth Amended and Restated Certificate of Incorporation, as in effect, is hereby amended by deleting Article FIRST and replacing it in its entirety with:

“FIRST: The name of this corporation is Carbon Black, Inc. (the “Corporation”).”

4.              That the aforesaid amendment was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 27th day of January, 2016.

BIT9, INC

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 125,545,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 88,825,483 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 11,557,164 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)                         in the aggregate, up to 25,501,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 11th day of February, 2016.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

3

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 149,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 102,901,207 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 25,632,888 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)                         in the aggregate, up to 26,381,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 3rd day of June, 2016.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 152,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 102,901,207 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 25,632,888 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)                         in the aggregate, up to 29,381,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 28th day of October, 2016.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                                        That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:                     That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 152,350,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 102,901,207 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 25,632,888 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Section C, Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)                         in the aggregate, up to 29,731,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:                     That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:                     That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:                                         That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

* * *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 26th day of January, 2017.

By:	/s/ Eric Pyenson
Eric Pyenson
Secretary

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:       That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 154,650,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 102,901,207 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 25,632,888 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Section C,  Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)        in the aggregate, up to 32,031,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:       That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:       That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:              That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

* * *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 11th day of May, 2017.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF

EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARBON BLACK, INC.

Pursuant to Sections 228 and 242

of the General Corporation Law of the State of Delaware

Carbon Black, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted (i) proposing a certain amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to the stockholders of the Corporation for approval thereby.  The resolutions setting forth the amendment and directing that such amendment be submitted to the stockholders are as follows:

RESOLVED:       That, subject to stockholder approval, the Corporation amend its Eighth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware (the “Current Charter”), as follows:

The first paragraph of Article FOURTH shall be deleted and replaced in its entirety by the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 156,650,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 102,901,207 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), of which (i) 8,800,000 shares have been designated as Series A Redeemable Preferred Stock (“Series A Redeemable Stock”), (ii) 24,673,917 shares have been designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 13,283,366 shares have been designated as Series C Convertible Preferred Stock (“Series C Preferred Stock”), (iv) 11,876,688 shares have been designated as Series D Convertible Preferred Stock (“Series D Preferred Stock”), (v) 12,219,202 shares have been designated as Series E Convertible Preferred Stock (“Series E Preferred Stock”), (vi) 6,415,146 shares have been designated as Series E-1 Convertible Preferred Stock (“Series E-1 Preferred Stock,” and together with the Series E Preferred Stock, the “Series E Convertible Preferred Stock”), and (vii) 25,632,888 shares have been designated as Series F Convertible Preferred Stock (the “Series F Preferred Stock” and together with the Series E Convertible Preferred Stock, the Series D Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, the “Convertible Preferred Stock”).

Article FOURTH, Section C,  Subsection 5(d)(i)(D)(III) shall be deleted and replaced in its entirety by the following:

(III)        in the aggregate, up to 34,031,086 shares of Common Stock reserved for issuance pursuant to the exercise of Options (including all option awards outstanding on the date hereof) issued or deemed issued to employees or directors of, or advisors or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, including the Preferred Directors;

RESOLVED:       That the foregoing amendment is hereby recommended to the stockholders of the Corporation (the “Stockholders”) as being advisable and in the best interests of the Corporation and its Stockholders.

RESOLVED:       That the amendment to the Current Charter, as described in the foregoing resolution, be submitted to the Stockholders of the Corporation entitled to vote thereon for its approval in compliance with Section 242 and 228 of the General Corporation Law of the State of Delaware.

SECOND:              That the aforesaid amendment was duly adopted in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware and has been consented to in writing by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

* * *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this 27th day of October, 2017.

By:	/s/ Patrick Morley
Patrick Morley
President and Chief Executive Officer